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Exhibit 10.49

Free Translation

Journal N°16,103-2010

AGREEMENT ON SURETY AND JOINT AND SEVERAL CO-DEBT

ESTABLISHED BY

ROYAL GOLD CHILE LIMITADA

IN FAVOR OF

HSBC BANK USA, NATIONAL ASSOCIATION

        In Santiago, Republic of Chile, on May 7, 2010, before me, RENE BENAVENTE CASH, attorney, Notary Public, Regular Notary of the Forty-Fifth Notary Office of Santiago, domiciled in this city at Huérfanos 979,7th floor, there appear:

        Mr. ANTONIO JOSE CUSSEN MACKENNA, Chilean, married, commercial engineer, on behalf of, as shall be evidenced, ROYAL GOLD CHILE LIMITADA, a limited liability company incorporated and existing according to the laws of the Republic of Chile, taxpayer identification number 76,763,240-1, hereinafter indistinctively also called the "Surety and Joint and Several Co-debtor", both domiciled in this city at Avenida Andrés Bello 2711, 16th floor, borough of Las Condes, Santiago, on the one hand; and on the other hand, JOSE FRANCISCO SANCHEZ DROUILLY, Chilean, married, attorney, national identity card number 6.866.519-1, and HUGO SENASTIAN PRIETO ROJAS, Chilean, single, attorney, national identity card number 11,947,423-k, both on behalf, as shall be evidenced, "HSBC BANK USA, NATIONAL ASSOCIATION", a bank incorporated and existing according to the laws of the United States of America, hereinafter indistinctively also called the "Agent", acting pro se and on behalf of the "Lenders" defined in Section One below, all domiciled, for these purposes at Magdalena 140, 20th floor, borough of Las Condes, Santiago; the parties of legal age, whom I know because they have evidenced their identities to me by the aforesaid identity cards, and who state:

FIRST:    BACKGROUND AND SECURED OBLIGATIONS

        One. One.    On January 20, 2010, a Term Loan Facility Agreement (the "Term Loan Facility Agreement") was signed in the English language among ROYAL GOLD, INC., an American company, as borrower, hereinafter indistinctively the "Main Borrower", ROYAL GOLD CHILE LIMITADA, a Chilean company, and RGLD GOLD CANADA, INC, and HIGH DESERT MINERAL RESOURCES, INC., foreign companies, as guarantors (hereinafter indistinctively the "Guarantors") or together with the Main Borrower, the "Credit Parties"; HSBC BANK USA, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as lenders and together with the other lenders that eventually acquire that status under the Term Loan Facility Agreement, indistinctively called the "Lenders", and also as administrative agent on behalf of all Lenders (in such capacity, the "Administrative Agent"), and HSBC SECURITIES (USA) INC., as sole lead arranger ("Sole Lead Arranger"). Pursuant to the Term Loan Facility Agreement, both this instrument as well as the notes and several other instruments relating to the Term Loan Facility Agreement are included in the definition of Credit Documents hereinafter the "Credit Documents". The Term Loan Facility Agreement was subsequently amended on March 26, 2010, by way of an instrument executed in English language named "Amended and Restated Term Loan Facility Agreement". For the purposes of this instrument, the term "Term Loan Facility Agreement" shall hereinafter refer to the Amended and Restated Term Loan Facility Agreement, and also include all amendments, supplements and/or restated texts that have been executed in the past or that may be executed in the future with respect to such instrument.

        One. Two.    Under the Term Loan Facility Agreement, the Lenders granted a loan to the Main Borrower for one hundred thirty million United States dollars, hereinafter the "Loan", which should be used by the Main Borrower and RG Exchangeco, Inc., its subsidiary, to acquire all shares in INTERNATIONAL ROYALTY CORPORATION, a Canadian company. The funds from the Loan must be made available to the Main Borrower after all conditions established in Article V of the Term Loan Facility Agreement have been met.

        One. Three.    The Credit Documents contain several obligations owed to each of the Lenders and the Agent, all included in the definition of Obligations as defined in the Term Loan Facility Agreement, enforceable against the Main Borrower and the other Credit Parties. Such obligations will be hereinafter called the "Obligations" and they include, for example, the payment of principal, interest, expenses, expenditures, reimbursements and indemnity obligations as well as all other amounts and fulfillment of all other obligations assumed, such as, merely by way of example and not limitation: (i) The "Affirmative Covenants" set down in Article VI of the Term Loan Facility Agreement whereby the Credit Parties promised to complete several actions during the term of the Obligations, including those indicated in Section 6.16, consisting of executing several collateral agreements defined in the Term Loan Facility Agreement as the Chilean Security Documents, hereinafter the "Chilean Security", which include: (a) the pledge on equity interests in ROYAL GOLD CHILE LIMITADA by the partners therein; (b) the pledge on royalty rights or royalties held by ROYAL GOLD CHILE LIMITADA regarding the mining projects known as Pascua-Lama, El Toqui and Andacollo, all included in the definition of "Material Royalties" as defined in the Term Loan Facility Agreement; (c) this public deed of surety and joint and several co-debt; and (d) any other security associated or related to the foregoing. The Chilean Security must be executed in terms formally and substantively acceptable to the Agent no later than May 28, 2010, and any notice in regard thereto must also be delivered no later than June 28, 2010. A legal opinion of the counsel to ROYAL GOLD CHILE LIMITADA must also be delivered in this latter period of time on the signature and perfecting of the aforesaid Material Royalties pledges; (ii) The "Negative Covenants" assumed by the Credit Parties in Article VII of the Term Loan Facility Agreement; (iii) The Guaranty granted according to Article XI of the Term Loan Facility Agreement by which each Guarantor undertook unconditionally and irrevocably to be the surety and joint and several co-debtor of full and timely payment of any and all of the Obligations, either at original maturity or upon acceleration.

        One. Four.    The Term Loan Facility Agreement is subject to the laws of the State of New York, United States of America, and the parties thereto have submitted the resolution of any dispute, claim, action or procedure that may arise in relation to the Term Loan Facility Agreement to the jurisdiction of the State or Federal Courts sitting in New York City, State of New York, United States of America.

SECOND:    REPRESENTATIONS

        Royal Gold Chile Limitada hereby acknowledges the existence, validity and efficacy of the Obligations set down in the Term Loan Facility Agreement and/or in the other Credit Documents indicated in Section One above. Royal Gold Chile Limitada further hereby expressly acknowledges and ratifies the surety and joint and several co-debt (the Guaranty) that it assumed according to the Term Loan Facility Agreement, as set down in Article XI thereof, and it represents that the surety and joint and several co-debt granted by this deed must be understood to be additional to, separate and independent from the Guaranty, which remains in force and fully enforceable on its own terms.

THIRD:    SURETY AND JOINT AND SEVERAL CO-DEBT

        In order to guarantee the full, effective and timely payment of the Obligations assumed now or in the future under the Term Loan Facility Agreement and/or any other Credit Document as well as any other obligation of the Main Borrower and/or the Guarantors owed to the Lenders under the Term Loan Facility Agreement, any other Credit Document and/or all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement and/or any other Credit Document, the Surety and Joint and Several Co-debtor, represented in the manner stipulated in the preamble, hereby agrees and concurs that it will personally, unconditionally, irrevocably and absolutely guarantee the Lenders, represented by the Agent, and hereby becomes a surety and joint and several co-debtor of all and any of the other Credit Parties, including the Main Borrower and the other Guarantors, hereinafter all jointly and indistinctively called the "Borrowers", in regard to, fulfillment of each and every one of the Obligations assumed now or in the future by the Borrowers in respect of the Lenders under the Term Loan Facility Agreement, any other Credit Document and/or all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement. Notwithstanding the other rights available to the Lenders pursuant to the law in regard to the content and scope of this surety and joint and several co-debt, it is agreed: (i) that this surety and joint and several co-debt shall be governed by the stipulations agreed below and otherwise by the provisions on sureties, solidarity and common law contained in the Commercial Code of Chile; (ii) by this surety and joint and several co-debt, the Surety and Joint and Several Co-Debtor secures payment to the Lenders of all obligations indicated in Section One, whether performance can be required on the agreed dates or earlier; (iii) the Surety and Joint and Several Co-Debtor also secures performance of obligations by set-off, i.e. the corresponding damage indemnity decreed by any court in the country and/or abroad, as the case may be; and payment of all accessories to the Obligations, such as interest, including default interest, commissions, taxes, remunerations, charges, costs, judicial or extrajudicial collection expenses, including attorneys' fees, insurance premiums, any other disbursements that the Lenders have made that originate in the Term Loan Facility Agreement, any other Credit Document and/or all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement or this surety and joint and several co-debt; (iv) the Surety and Joint and Several Co-Debtor also secures fulfillment of conditional, term and future obligations originating in the Term Loan Facility Agreement, any other Credit Documents and/or all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement. The Surety and Joint and Several Co-Debtor hereby waives in favor of the Lenders the right or possibility of retraction, in the case of future obligations, before the main obligation enters into force, pursuant to article 2339 of the Civil Code of Chile; (v) the Surety and Joint and Several Co-Debtor also secures fulfillment of all obligations owed by the Borrowers to the Lenders because of extensions, renewals, amplifications or other amendments made to the Term Loan Facility Agreement and/or any other Credit Document. For these purposes, the Surety and Joint and Several Co-Debtor irrevocably and unconditionally accepts any amplification, extension, renewal, acceleration or amendment to the Term Loan Facility Agreement, any other Credit Document and/or any of the obligations arising therefrom such as, for example, in relation to amount, place of payment, conditions assessable thereon, modes determining them, amplification or renewal of periods and establishment of new periods agreed upon by the Borrowers; and a waiver in favor of the Lenders of any right, motion, allegation or defense relating to this matter, in particular the right granted regarding the surety in Article 1649 of the Chilean Civil Code in the case of a mere extension in the term; and (vi) the Surety and Joint and Several Co-Debtor further secures payment of any marketable securities documenting now or in the future, in Chile or abroad, the Obligations originating in the Term Loan Facility Agreement, any other Credit Document and/or all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement; and the payment of marketable securities that might be signed, accepted or endorsed in renewal, replacement or addition to other previous ones because of the amplifications, extensions, renewals or amendments mentioned in the preceding number. Furthermore, to the extent not contrary to the laws of the Republic of Chile and without prejudice to the foregoing, Royal Gold Chile Limitada further undertakes to indemnify the Lenders, the Agent and/or the Sole Lead Arranger for any cost, loss or damage suffered by any thereof should any of the

Obligations be declared illegal, void or otherwise ineffective, unenforceable or non-binding now or in the future. Such indemnity must redress the equivalent to what the indemnitee could have obtained by fulfillment of the secured obligation.

FOURTH:    RIGHTS

        The Lenders are empowered, without any need to notify or obtain the acceptance of the Surety and Joint and Several Co-Debtor nor affecting the validity or enforceability of this surety and joint and several co-debt nor establishing any extinguishment, limitation, impairment or release of the obligations of the Surety: (i) to agree at any time with the Borrowers to renewals, extensions or other amendments of the Obligations, whether they have been stipulated originally in the Term Loan Facility Agreement or introduced thereafter, such as, for example, the place of payment, conditions, terms, modes or other conditions that may be assessed thereon, acceleration or other circumstances of payment; (ii) to settle, submit to arbitration, waive or pardon the Obligations, accept or reject any offer of fulfillment thereof, agree to novations or substitutions of the Obligations or subordinate the payment thereof to any other obligation; (iii) to agree to other sureties or other collateral or security in guarantee of the Obligations arising from the Term Loan Facility Agreement or to secure the obligations originating in this agreement on surety and joint and several co-debt; (iv) to waive, exchange, submit to arbitration, subordinate or modify, with or without reason, any collateral or security of the Borrowers or third parties securing fulfillment of the Obligations arising from the Term Loan Facility Agreement and all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement; (v) to determine, at their discretion, the order in which they will enforce the collateral or security securing performance of the Obligations arising from the Term Loan Facility Agreement, the other Credit Documents and all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement or this agreement of surety and joint and several co-debt and the exercise of the rights available thereto as a result, even though this impairs or extinguishes any right to reimbursement or subrogation or any other right or action available to the Surety and Joint and Several Co-Debtor in respect of the Borrowers or another surety or Surety and Joint and Several Co-Debtor of such obligations; and (vi) to allocate, at their discretion, the proceeds of the liquidation of any collateral or security, including of third parties, to payment of any of the Obligations due now or in the future under the Term Loan Facility Agreement and all such contracts and instruments that are signed and delivered to Lenders under the Term Loan Facility Agreement.

FIFTH:    OTHER AGREEMENTS

        The parties agree, and the Surety and Joint and Several Co-Debtor in particular accepts, that the obligations arising therefor under this guaranty shall not be subject to any condition. They are irrevocable, absolute and separate from any other circumstance other than default or delay by the Borrowers. And they shall only be deemed fulfilled when the Obligations have been fully and effectively fulfilled in the same terms in which the Borrowers should fulfill them. For these purposes, notwithstanding the other rights available to the Lenders pursuant to the law in regard to the content and scope of this surety and joint and several co-debt, the Surety and Joint and Several Co-Debtor: (i) waives the benefit of discussion in article 2357 of the Chilean Civil Code in favor of the Lenders. Consequently, the Lenders shall not have to first sue or make requests extrajudicially to any of the Borrowers under the Term Loan Facility Agreement and all such contracts and instruments that are signed and delivered to the Lenders under the Term Loan Facility Agreement in order to enforce this surety and joint and several co-debt, nor must the Surety and Joint and Several Co-Debtor be sued previously in order to obtain the foreclosure of the collateral or security granted thereby to secure the Obligations; (ii) may not require that the Lenders request payment formally, judicially or extrajudicially, from the Borrowers, other sureties, joint and several co-debtors and other third parties who have also established collateral or security in favor of the Lenders in guarantee of the Obligations or that a suit be filed previously for the foreclosure of such collateral; (iii) nor may the Surety and Joint and Several Co-Debtor require that the Lenders first exercise other actions or rights, regardless of the nature thereof; (iv) waives all motions, allegations or defenses relating to, or based on, the legal inexistence of the Borrowers, their lack of procedural capacity or the voidance of the incorporation of any thereof as a juristic person; the voidance, legal ineffectiveness or unenforceability of the Term Loan Facility Agreement and any such contracts and instruments signed and delivered to the Lenders under the Term Loan Facility Agreement, for any reason, provided they are not contrary to the laws of the Republic of Chile, or on the lack of authority of the representatives thereof upon execution; on the legal ineffectiveness of this agreement of surety and joint and several co-debt for any reason or the omission or insufficiency of agreements or authorizations required for such purpose; on the legal ineffectiveness of the Obligations; on the occurrence or omission of any deed or act or a delay in the performance thereof as a consequence of which the risk assumed by the surety and joint and several co-debtor could be in any form or measure modified; or on the fact that the Borrowers' liability ceased for any reason other than full and effective payment of the Obligations; (v) also waives any motion, allegation or defense by which it seeks to limit its liability as surety and joint and several co-debtor, notwithstanding that such waiver does not comprehend the Surety and Joint and Several Co-Debtor's right to oppose the claim by bringing any pleas that result from the nature of the obligation and any personal plea, in accordance with Article 1520 of the Civil Code; (vi) also waives any motion, allegation or defense based on the fact that the Lenders enforced another collateral and as a result, or for any other reason, the Surety and Joint and Several Co-Debtor has forfeited the possibility of subrogating legally or voluntarily for the rights of the Lender; or of being reimbursed by the Borrowers; or of enforcing any collateral or security against the Borrowers or other sureties and joint and several co-debtors of the Obligations; (vii) also waives any motion, allegation or defense based on the fact that the Lenders have committed a deed or act or omission or delay as a consequence of which the Surety and Joint and Several Co-Debtor has been fully or totally unable to subrogate legally or voluntarily for the rights of the Lenders in respect of the Borrowers or any other person who has secured the Obligations. For these purposes, the Surety and Joint and Several Co-Debtor waives the right granted thereto by article 2355 of the Chilean Civil Code to the benefit of the Lenders; (viii) also waives any motion, allegation or defense based on the fact that the Lenders did not exercise any right, action, claim, request or remedy regarding the Obligations or this surety and joint and several co-debt or other security stipulated in guarantee of the Term Loan Facility Agreement; or on the fact that the Lenders could not or were not able to exercise them because there is or was a judicial decision suspending, forbidding or extinguishing the exercise of such rights, actions, claims or remedies. The Surety and Joint and Several Co-Debtor expressly waives the right granted thereto in article 2356 of the Chilean Civil Code to the benefit of the Lenders and will always be liable in the cases stipulated in such article, even if any of the Borrowers becomes insolvent; (ix) also waives filing to its benefit any motion, allegation, defense, cross-claim, compensation or any action or personal right that may be available to the Borrowers in respect of the Lenders in relation to the Obligations; (x) further waives all motions, allegations or defenses based on the omission of any proceeding that might be necessary in order to perfect or keep this surety and joint and several co-debt in effect or be able to collect, judicially or extrajudicially, any marketable securities that might document the Obligations, such as protests, notification of protests, of renewals, extensions or amendments or any other agreement of the parties to the Term Loan Facility Agreement, another Credit Document and all such contracts and instruments signed and delivered to the Lenders under the Term Loan Facility Agreement, not even under the pretext that they are or were necessary to keep the liability of the Surety and Joint and Several Co-Debtor in effect; (xi) further waives, in favor of the Lenders, any motion, allegation or personal defense, regardless of its factual or legal basis, whether invoked in situations allowing the application of the theory of unforeseeability, allegations of unjust enrichment or other reasons of any nature by which the intent is to delay or weaken the exercise of the rights and actions of the Lenders. The Surety and Joint and Several Co-Debtor waives, for example, without limiting the foregoing, exercising the legal right of retention and invoking compensation judicially and extrajudicially as a way of extinguishing the Obligations or its obligations arising from this agreement on surety and joint and several co-debt; and (xii) undertakes not to exercise any action or right against any of the Borrowers until they have made full and complete payment of all obligations described in section one to the Lenders, including, but not limited to, a reimbursement action that may be available to the Surety and Joint and Several Co-Debtor to recover what it has paid on behalf of any of the Borrowers under the Term Loan Facility Agreement and all such contracts and instruments signed and delivered to the Lenders under the Term

Loan Facility Agreement, any action or right available thereto by legal or conventional subrogation or the right to claim a damage indemnity according to general rules.

SIXTH:    RULES ON EXTINGUISHMENT OF OBLIGATIONS

        Any obligation of payment contained in or resulting from the enforceability and exercise of this surety and joint and several co-debt, whether in regard to the Term Loan Facility Agreement, any other Credit Document and/or all such contracts and instruments signed and delivered to the Lenders under the Term Loan Facility Agreement, shall only be extinguished by payment thereof in the foreign currency corresponding under the Term Loan Facility Agreement. Therefore, the payment obligations payable, by court decision, in a currency other than the currency corresponding under the Term Loan Facility Agreement will be extinguished only up to the amount that the Lenders can acquire of such foreign currency using said currency according to normal, reasonable banking practices. If the sum of the foreign currency thus acquired is less than the sum owed under the Term Loan Facility Agreement or any of the contracts and instruments signed and delivered to the Lenders thereunder, the obligor, particularly the Surety and Joint and Several Co-Debtor, in the manner indicated in the preamble, unconditionally undertakes to redress the Lenders for such loss and difference as a distinct, separate obligation, despite said court decision.

SEVENTH:    ACCELERATION

        The Surety and Joint and Several Co-Debtor, duly represented as indicated in the preamble, hereby accepts and agrees to the benefit of the Lenders that the occurrence of any Event of Default, as defined in Section VIII of the Term Loan Facility Agreement, hereinafter an "Event of Default", may cause the immediate, irrevocable acceleration of the Obligations or instruments documenting them, as if due, and therefore, of the surety and joint and several co-debt established in section three, together with interest and expenses pertaining thereto, and any and all of the collection and/or other actions available under the Term Loan Facility Agreement and all such contracts and instruments signed and delivered to the Lenders thereunder and hereunder may be filed against the Surety and Joint and Several Co-Debtor according to the general rules of law.

EIGHTH:    ALLOCATION OF PAYMENTS

        The Surety and Joint and Several Co-Debtor expressly, formally and irrevocably authorizes the Lenders to allocate any type of deposit or securities that the Lenders have or receive from the Surety and Joint and Several Co-Debtor toward payment of the Obligations should any of the Borrowers become delinquent or simply delay in the payment of any of the Obligations set down in the Term Loan Facility Agreement, the other Credit Documents and/or any of the contracts and instruments signed and delivered to the Lenders under the Term Loan Facility Agreement that are jointly and severally guaranteed hereby or that any thereof has accelerated. This will cause the total or partial extinguishment, as relevant, of such obligations owed to the Lenders. The foregoing is without prejudice to any other right that the law or administrative rules may confer or grant to the Lenders.

NINTH:    GOVERNING LAW AND JURISDICTION

        The surety and joint and several co-debt established herein shall be governed by, and construed according to, the laws of the Republic of Chile. To the benefit of the Lenders, the Surety and Joint and Several Co-Debtor hereby submits irrevocably to the venue of the courts sitting in the borough of Santiago, Chile, in relation to any action or procedure derived from or relating to this deed. For these purposes, the Surety and Joint and Several Co-Debtor elects its domicile as the city and borough of Santiago, Chile. The provisions in this clause do not preclude nor affect the determination of jurisdiction in which the Lenders must file any action or procedure against the Borrowers under the Term Loan Facility Agreement or any of the contracts and instruments signed and delivered to the Lenders thereunder. Any action or procedure by the Surety and Joint and Several Co-Debtor against the Lenders because or on occasion of or in relation to the Term Loan Facility Agreement and all such contracts and instruments signed and delivered to the Lenders under the Term Loan Facility

Agreement must be filed before the Courts indicated in the Term Loan Facility Agreement. The Surety and Joint and Several Co-Debtor hereby expressly and irrevocably waives any defense or motion regarding the incompetence of such courts. This notwithstanding, the Surety and Joint and Several Co-Debtor declares that it knows, understands and accepts that this stipulation inures to the benefit of the Lenders and, therefore, none of the Lenders will be impeded from filing an action or procedure against the Borrowers under the Term Loan Facility Agreement or any of the contracts and instruments signed and delivered to the Lenders thereunder before any other court with jurisdiction or venue. The Lenders may, to the extent allowed by law, file actions simultaneously in several jurisdictions.

TENTH:    COSTS AND EXPENSES

        All expenses, costs and notary fees as well as any disbursement of any nature relating to the execution or registration of this deed as well as those resulting from supplemental public deeds that might have to be executed in order to clarify, rectify or amend this deed and all those corresponding to the cancellation or enforcement of this surety and joint and several co-debt will be paid by ROYAL GOLD CHILE LIMITADA.

ELEVENTH:    POWER OF ATTORNEY

        The Surety and Joint and Several Co-Debtor, represented in the manner indicated in the preamble, grants a special, irrevocable power of attorney to Sergio Orrego Flory, Chilean, married, attorney, national identity card number 7,051,727-2 and María Elena Dörr Bulnes, Chilean, single, attorney, national identity card number 8,459,196-3, in order for any one thereof, acting indistinctively and separately, to receive on its behalf judicial and/or extrajudicial notifications in any action, lawsuit or procedure, regardless of the procedure applicable or the court or authority hearing the case. In exercising this irrevocable power of attorney, the attorneys-in-fact shall be amply empowered, each acting indistinctively and separately, to represent the Surety and Joint and Several CO-Debtor judicially, which includes receiving any type of notification, answering claims and acting with the judicial powers contained in both subparagraphs of Article Seven of the Code of Civil Procedure of Chile, which are deemed expressly set out.

TWELFTH:    ACCEPTANCE OF THE POWER OF ATTORNEY

        Present in this act are Sergio Orrego Flory and María Elena Dörr Bulnes, both domiciled, for these purposes, in this city at Avda. Andrés Bello N°2711, 16th floor, borough of Las Condes, Santiago, of legal age, who evidence their identity by the aforesaid identity cards and declare that they accept the irrevocable power of attorney granted thereto in the preceding clause and promise not to resign it without prior written consent of the Lenders in whose benefit it has been granted.

THIRTEENTH:    ACCEPTANCE OF THE SURETY AND JOINT AND SEVERAL CO-DEBT

        The Lenders, represented in the manner indicated in the preamble, accept the establishment of this surety and joint and several co-debt to their benefit.

FOURTEENTH:    NO AMENDMENT

        This agreement shall not be considered under any circumstances to be an amendment, substitution or limitation of the rights granted to the Lenders under the Term Loan Facility Agreement, the other Credit Documents and/or the other instruments to be executed in favor of the Lenders in accordance with one or the other. This surety and joint and several co-debt is also granted and is without prejudice to any other collateral or guaranty existing now or in the future that may be granted or established in favor of the Lenders, in particular, the Guaranty established by the Surety and the Joint and Several Co-Debtor in the Term Loan Facility Agreement, as discussed in Section 2 above. Consequently, the rights and actions granted to the Lenders by this deed are not exclusive, will be additional to and separate from all other rights and actions available thereto under the Term Loan Facility Agreement, the other Credit Documents and/or the other instruments to be granted pursuant to one or the other in favor of the Lenders.

FIFTEENTH:    FURTHER REPRESENTATION

        The Surety represents that the acts and contracts contained in this instrument as well as the exercise of the rights that may derive therefrom have not been, nor are they subject to, taxes or other similar charges. Accordingly, the Lenders may freely exercise such rights without any restriction. The taxes that may be assessed on the payment of the Obligations pursuant to Chilean law, as well as any other tax, tribute, assessment, duty, charge, withholding, remuneration, cost increase, finance charge, reimbursable expense, disbursement and any other sum, including reasonable fees and expenses that must eventually be incurred because of judicial or extrajudicial performance and collection actions, are the exclusive liability of the Surety and Joint and Several Co-Debtor.

SIXTEENTH:    SCOPE OF THIS GUARANTY

        The surety and joint and several co-debt established herein shall benefit the Lenders, while the rights granted may be exercised by the Lenders and their successors, assigns or endorsees in the Term Loan Facility Agreement and the instruments that may document the Obligations as well as by the legal or voluntary subrogates to their rights. Such successors, assigns or endorsees and the legal or voluntary subrogates to the rights thereof shall have the same rights and benefits against the Borrowers and the Surety and Joint and Several Co-Debtor that this deed grants the Lenders and they shall be considered Lenders for all purposes.

SEVENTEENTH:    ACKNOWLEDGEMENT

        The Surety and Joint and Several Co-Debtor acknowledges the Obligations described in Section One hereof, and represents that it shall recognize, in any collection of the Obligations after the occurrence and continuation of an Event of Default that is not repaired or waived, this deed as sufficient title to collect such Obligations. It is stipulated that any obligation for which payment is agreed in a foreign currency shall be deemed extinguished only up to the amount that the Lenders have received in such freely convertible and available currency or if the payment is made in another currency, only up to the amount with which the foreign currency in which payment should have been made can be acquired with such currency, in the terms set down in the Term Loan Facility Agreement.

EIGHTEENTH:    COOPERATION COVENANT

        ROYAL GOLD CHILE LIMITADA undertakes, from time to time and at its expense, to make the representations, take all such actions and appear for execution and signature of all such instruments or public deeds that the Lenders may reasonably request or consider necessary to allow the Lenders to perfect, preserve or protect this surety or joint and several co-debt or to exercise any of the rights conferred upon the Lenders under this agreement or the law. To such end, ROYAL GOLD CHILE LIMITADA undertakes to execute all such instruments, documents and contracts, obtain all consents, approvals and other authorizations necessary to create the surety and joint and several co-debt granted herein legally and validly, without committing a contractual or legal default, and it undertakes to give all notices and instructions that the Lenders may consider necessary.

NINETEENTH:    VOID PAYMENTS

        If a sum paid to any of the Lenders under the Term Loan Facility Agreement or any of the other instruments to be executed in favor of the Lenders according thereto is cancelled or otherwise voided in a bankruptcy, winding up or receivership procedure of the person who made such payment, then such payment shall not be considered to have been made irrevocably for purposes of this surety and joint and several co-debt.

TWENTIETH:    HEADINGS

        The headings and titles contained in this deed have been placed for convenience and reference only and do not amend or interpret the intention of the parties in any way nor affect any of the stipulations herein.

        AUTHORITIES.    The authority of Antonio José Cussen Mackenna to represent ROYAL GOLD CHILE LIMITADA is set down in the power of attorney executed in Denver, Colorado, United States of America, on March 31, 2010 and was recorded in the Notary of Santiago of Mr. Andrés Rubio Flores on Aprul 9, 2010. The authority of José Francisco Sanchez Drouilly and Hugo Sebastian Prieto Rojas to represent HSBC BANK USA, NATIONAL ASSOCIATION, is set down in the power of attorney granted in New York, United States of America on April 8, 2010, which, after due legalization, was filed on April 9, 2010, in the Notary of Santiago of Mr. René Benavente Cash. The authorities are not inserted, at the request of the parties, as they are known to the parties and to the attesting Notary. In witness whereof, the parties sign after reading, together with the attesting Notary. I issued a copy. I attest.

/s/ Antonio José Cussen MacKenna ANTONIO JOSE CUSSEN MACKENNA for ROYAL GOLD CHILE LIMITADA
/s/ Jose Francisco Sanchez Drouilly JOSE FRANCISCO SANCHEZ DROUILLY for HSBC BANK USA, NATIONAL ASSOCIATION
/s/ Hugo Sebastian Prieto Rojas HUGO SEBASTIAN PRIETO ROJAS for HSBC BANK USA, NATIONAL ASSOCIATION
/s/ Sergio Orrego Flory SERGIO ORREGO FLORY
/s/ María Elena Dörr Bulnes MARIA ELENA DORR BULNES

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  Exhibit 10.49
AGREEMENT ON SURETY AND JOINT AND SEVERAL CO-DEBT ESTABLISHED BY ROYAL GOLD CHILE LIMITADA IN FAVOR OF HSBC BANK USA, NATIONAL ASSOCIATION